FORM 8-K
                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2000

(Exact name of registrant as specified in its charter): CCA Industries, Inc.

(State of other jurisdiction       (Commission           (IRS Employer
     or incorporation)              File Number)         Identification No.)

     Delaware                       2-85538-B              04-2795439

Item 2. Acquisition or disposition of Assets. The registrant has acquired all of the right, title and interest in the trademarks:
          Cherry Vanilla, Cloud Dance, Sunset Cafe, Amber Musk, Mandarin Vanilla and Vision owned by Shiara Holdings, Inc. for $450,000.

Item 7.   Financial Statements and Exhibits:

          EXHIBIT A - ASSIGNMENT OF TRADEMARKS

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:                             CCA INDUSTRIES, INC.
                                  (Registrant)




                                  (Title) Chairman of the Board of Directors

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                       TRADEMARK ASSIGNMENT


     This Assignment ("Assignment") is made as of October 26, 2000 (the "Effective Date") by Shiara Holdings, Inc., an Illinois corporation ("Assignor") to CCA Industries, Inc., a Delaware corporation ("Assignee").

                             RECITALS

A. Assignor is the owner of trademarks and registered trademarks with the United States Patent and Trademark Office set forth on attached and incorporated Attachment A. (herein collectively referred to as the "Trademarks").

B. Assignor now desires to transfer to Assignee all its rights, titles and interests in the Trademarks.

                             CLAUSES

     1. Consideration/Grant of Rights to Trademarks. For goods and valuable consideration, receipt and sufficiency of which Assignor specifically acknowledges, Assignor grants, conveys, transfers, alienates and assigns to Assignee, for and throughout the world, Assignor's rights, titles and interests (legal, equitable, use and otherwise) in and to any and all: (i) right to file and register the same in Assignee's name with any governmental authority; (ii) rights to record the transfers made under this Assignment in the United States Patent and Trademark Office and in any other public offices of any governmental authorities throughout the world; (iii) rights to sue for, collect and retain damages predicated on present or future infringements of the preceding, as well as all other claims and rights to damages associated with the preceding, whether predicated on past, present or future actions or omissions, and whether or not currently known or unknown; and (iv) all goodwill associated with the Trademarks.

     2. Further Instruments. Assignor shall execute, acknowledge and deliver to Assignee, such further instruments and documents which relate to the Trademarks as set forth in this Assignment as Assignee may reasonably request from time to time to facilitate registration of any such filings or to record the transfers made in this Assignment in any public office, or otherwise to give notice or evidence of Assignee's exclusive rights to the Trademarks and all claims or rights thereunder.

     3. No Retained Rights. Assignor's assignment of the Trademarks to Assignee under this Assignment constitutes a complete, absolute and exclusive transfer of all rights (legal, equitable, use and other-wise) in the Trademarks, whether currently existing or arising or recognized in the future. Assignor does not reserve or retain any right, title or interest in the Trademarks. Assignor acknowledges and agrees that the Trademarks constitute the sole and exclusive property of Assignee.

     4. Authorization. Assignor represents and warrants that it has full power and authority: (i) to enter into this Assignment; (ii) to grant to Assignee all rights in and to the Trademarks; and (iii) to perform all of its obligations under this Assignment. Assignor further represents and warrants that it has taken all corporate actions necessary to authorize the preceding.

     5. Notices. All notices concerning this Assignment shall be given in writing, as follows: (i) by actual delivery of the notice into the
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          hands of the party entitled to receive it, in which case notice shall be deemed given when delivered; (ii) by mailing such notice by registered or certified mail, return receipt requested, in which case the notice shall be deemed given four (4) days from the date of its mailing; (iii) by Federal Express or any other overnight carrier, in which case the notice shall be deemed to be given on the date next succeeding the date of its transmission; or (iv) by facsimile or other telephonic or fiber optic transmission of written characters resulting in hard copy being received by the notified party, in which case the notice shall be deemed given as of the date it is sent. All notices which concern this Assignment shall be addressed as follows:

          To Assignor:                   To Assignee:

          Shiara Holdings, Inc.         CCA Industries, Inc.
          61 East Elm Street            200 Murray Hill Parkway
          Chicago, Illinois 60611       East Rutherford, New Jersey 07073
          Attn: Ms. Mary Ellen Shipp    Attn: Ira Berman, Esq.

     6 Binding Effect. This Assignment shall be binding upon and inure to the benefit of Assignee, its successors and assigns and Assignor and its permitted successors. This Assignment supersedes any prior understandings, written agreements or oral arrangements among the parties, which concerns the subject matter of this Assignment. The terms of this Assignment shall govern if there is any conflict between this Assignment and any other written instrument, which concerns or affects the subject matter of this Assignment.

     7. Amendments. No alteration or modification of any of this Assignment's provisions shall be valid unless made in a written instrument, which both parties sign.

     8. Applicable Law. The laws of the State of Illinois shall govern all aspects of this Assignment. The parties shall submit all disputes which arise under this Assignment to state or federal courts located in Chicago, Illinois for resolution.

     9. Severability. If a court of competent jurisdiction holds that any one or more of this Assignment's provisions are invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any of this Assignment's other provisions, and this Assignment shall be construed as if it had never contained such invalid, illegal or unenforceable provisions.

     10. Waiver. A party's attempted waiver, consent or authorization of any kind, whether required pursuant to the terms of this Assignment or granted pursuant to any breach or default under this Assignment, shall not be effective or binding upon such party unless the same is in a written instrument which such party has signed. Any such waiver, consent or authorization will be valid solely to the extent specifically set forth in such written instrument. No failure or delay on the part of any party to this Assignment to exercise any right, remedy, power or privilege shall preclude or limit any other or further exercise of such right or the exercise of any other right, remedy, power or privilege with respect to the same or any other matter.


     SHIARA HOLDINGS, INC.              CCA Industries, Inc.

     By:                                By:
     lts:                               lts:

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                           Attachment A


                            Trademarks

                          Cherry Vanilla
(U.S. Patent & Trademark Office Reg. No. 2053657, Reg. April 15, 1997)

                           Cloud Dance
(U.S. Patent and Trademark Office Reg. No. 2204265, Reg. November 17, 1998)

                           Sunset Cafe
(U.S. Patent and Trademark Office Reg. No. 2205934, Reg. January 1, 1997)

                              Vision
(U.S. Patent and Trademark Office Reg. No. 2056361, Reg. April 22, 1997)


     All common law rights the Assignor has in the following:

                         Mandarin Vanilla

                            Amber Musk
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